Exhibit 32.2

CERTIFICATION

OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANE-S-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Tapinator, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018	/s/ Andrew Merkatz
Andrew Merkatz
President and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Tapinator, Inc. and will be retained by Tapinator, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.